UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2024

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)
(203) 252-5900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8.01 - Other Events

Patriot National Bancorp, Inc. (“Patriot” or the “Company”), the parent company of Patriot Bank, N.A. (the “Bank”), has launched an evaluation process to explore capital markets and strategic initiatives with the goal of maximizing shareholder value. This effort, conducted through Performance Trust Capital Partners, LLC (“Performance Trust”), a leading investment banking firm, will evaluate potential opportunities including capital raise, strategic partnership, sale, and/or merger and acquisition interest. Since the termination of a merger agreement with American Challenger Development Corp. in July 2022, Patriot has been seeking targeted strategic initiatives, leveraging relationships of the Board of Directors and management, to minimize expense. The engagement of Performance Trust allows for a more comprehensive, formal process to be run.

No decision has been made as to whether the Company will engage in a transaction or transactions resulting from its consideration of strategic initiatives, or the scope of such a transaction, and no assurance can be given that any transaction or transactions will occur or, if undertaken, the form, terms or timing of such a transaction. While the evaluation process is ongoing, and until a decision has been made to enter into a transaction, or transactions, the Bank has, and will continue to, focus on its businesses that generate non-interest income. However, the Company expects a capital infusion, or strategic partnering, would more efficiently facilitate conditions for the Bank’s return to asset and loan growth. The Bank remains fully committed to meeting the needs of its customers and continuing to provide them with exceptional service, regardless of the outcome of the Company’s evaluation process.

Forward-Looking Statements

This report contains forward-looking statements, which include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. The Company’s actual results may differ materially from those expressed in any forward-looking statements as a result of various factors and uncertainties. The reports filed by the Company with the U.S. Securities and Exchange Commission discuss these and other important factors and risks that may affect the Company’s business, results of operations and financial conditions. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this report. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

December 10, 2024	By:	/s/ David Lowery
David Lowery
Chief Executive Officer